Exhibit (24)

THE GORMAN-RUPP COMPANY

CERTIFICATE OF THE SECRETARY

The undersigned hereby certifies that she is the duly elected, qualified and acting Corporate Secretary of The Gorman-Rupp Company, an Ohio corporation (the “Company”), and that the following resolutions were duly adopted by the Company’s Board of Directors at a duly noticed and called meeting held on February 24, 2022 at which a quorum was present and acting throughout, which resolutions have not been amended, rescinded or modified and are in full force and effect on the date hereof.

RESOLVED, that the Executive Officers of the Company, and each of them, hereby are authorized, for and on behalf of the Company, to prepare, sign and file, or cause to be prepared, signed and filed, with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, the Company’s 2021 Annual Report on Form 10-K, and any and all amendments thereto, and to do or cause to be done all things necessary or advisable in connection therewith.

FURTHER RESOLVED, that Scott A. King, James C. Kerr, Brigette A. Burnell and Douglas A. Neary, and each of them, hereby are appointed attorneys for the Company, with full power of substitution and resubstitution, for and in the name, place and stead of the Company, to sign and file the Company’s 2021 Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with full power and authority to do and perform any and all acts necessary or advisable.

FURTHER RESOLVED, that the Executive Officers of the Company and each of them, hereby are authorized, for and on behalf of the Company, to execute a power of attorney evidencing the foregoing appointments.

IN WITNESS WHEREOF, I have hereunto signed this Certificate this 28th day of February 2022.

/s/ BRIGETTE A BURNELL
Brigette A Burnell
Corporate Secretary

POWER OF ATTORNEY

The undersigned, The Gorman-Rupp Company (the “Company”), by the undersigned Executive Officer of the Company hereunto duly authorized, hereby appoints Scott A. King, James C. Kerr, Brigette A. Burnell and Douglas A. Neary, and each of them, as attorneys for the Company, with full power of substitution and resubstitution, for and in its name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Company’s 2021 Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents to be filed with the Securities and Exchange Commission or otherwise in connection therewith, with full power and authority to do and perform any and all acts whatsoever necessary or advisable.

Executed this 28th day of February 2022.

THE GORMAN-RUPP COMPANY

BY:	/s/ BRIGETTE A. BURNELL
Brigette A. Burnell
Corporate Secretary

POWER OF ATTORNEY

The undersigned Directors and Executive Officers of The Gorman-Rupp Company (the “Company”) hereby appoint Scott A. King, James C. Kerr, Brigette A. Burnell and Douglas A. Neary, and each of them, as attorneys for each of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Company’s 2021 Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents to be filed with the Securities and Exchange Commission or otherwise in connection therewith, with full power and authority to do and perform any and all acts whatsoever necessary or advisable.

Executed as of the 24th day of February, 2022

/s/ SCOTT A. KING	President and Chief Executive Officer and Director
Scott A. King	(Principal Executive Officer)

/s/ JAMES C. KERR	Executive Vice President and Chief Financial Officer
James C. Kerr	(Principal Financial and Accounting Officer)

/s/ JEFFREY S. GORMAN	Executive Chairman
Jeffrey S. Gorman

/s/ DONALD H. BULLOCK JR.	Director
Donald H. Bullock Jr.

/s/ M. ANN HARLAN	Director
M. Ann Harlan

/s/ CHRISTOPHER H. LAKE	Director
Christopher H. Lake

/s/ SONJA K. MCCLELLAND	Director
Sonja K. McClelland

/s/ VINCENT K. PETRELLA	Director
Vincent K. Petrella

/s/ KENNETH R. REYNOLDS	Director
Kenneth R. Reynolds

/s/ RICK R. TAYLOR
Rick R. Taylor	Director